UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2018

FTD Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35901	32-0255852
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3113 Woodcreek Drive
Downers Grove, Illinois 60515
(Address of Principal Executive Offices) (ZIP Code)
Telephone: (630) 719-7800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On September 28, 2018, FTD Companies, Inc. (“FTD” or the “Company”) entered into an amendment (the “Amendment”) to its existing credit agreement (as amended, the “Credit Agreement”), among the Company, Interflora British Unit, a company incorporated under the Laws of England & Wales (the “UK Borrower”, and together with the Company, the “Borrowers”), the Guarantors party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.
The modifications to the Credit Agreement reflected in the Amendment are part of ongoing negotiations with the Company’s lenders designed to address the covenant compliance issues identified in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”), including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 (the “June 2018 Form 10-Q”). The Company expects to continue discussions with its lenders to address additional covenant compliance issues that may arise during the remaining term of the Credit Agreement. For additional information, see Note 1—“Description of Business, Basis of Presentation, Accounting Policies, and Recent Accounting Pronouncements” and Note 6—“Financing Arrangements” of the Notes to the Condensed Consolidated Financial Statements included in Part I, Item 1 of the June 2018 Form 10-Q and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” included in Part I, Item 2 of the June 2018 Form 10-Q.
The modifications to the Credit Agreement reflected in the Amendment include:

•
the Borrowers’ combined usage under the revolving credit facility portion of the Credit Agreement will be restricted to (1) $150 million during the period from May 31, 2018 through and including September 30, 2018; (2) $155 million during the period October 1, 2018 through and including October 31, 2018; (3) $175 million during the period November 1, 2018 through and including December 31, 2018; and (4) $150 million from January 1, 2019 through the September 19, 2019 maturity date, all subject to the Company’s obligation to make mandatory prepayments of the term loan portion of the Credit Agreement, as amended, with the net cash proceeds from certain Designated Asset Sales (as defined in the Amendment), if any such asset sales take place;

•
the consolidated net leverage and fixed charge coverage ratio covenants under the Credit Agreement, as amended, are set forth below, with the Amendment modifying the measurement dates such that the next measurement date for the consolidated net leverage and fixed charge coverage ratios has been changed to the twelve month period ending October 31, 2018, from the four fiscal quarter period ending September 30, 2018, and the specific required ratio levels otherwise unchanged:

Period	Consolidated Net Leverage Ratio	Fixed Charge Coverage Ratio
Twelve month period ending October 31, 2018	6.25x	0.70x
Four fiscal quarter period ending December 31, 2018	3.75x	1.10x
Four fiscal quarter period ending March 31, 2019	2.75x	1.35x
Four fiscal quarter period ending June 30, 2019	2.50x	1.65x
Four fiscal quarter period ending September 19, 2019	3.50x	1.75x

•
beginning September 28, 2018, the Company will be required to pay a fee to each Revolver Lender (as defined in the Credit Agreement) with any Revolving B Commitments (as defined in the Credit Agreement and based on amounts available to be drawn under applicable usage restrictions), equal to the product of (i) 2.50% per annum times (ii) the actual daily amount of the Aggregate Revolving B Loans (as defined in the Credit Agreement), with such fee payable quarterly in arrears; and

•	beginning September 28, 2018, the Company will be subject to certain additional restrictions on capital expenditures.
* * * * *
The foregoing is not a complete description of the Amendment and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein. In addition, the information set forth in this Item 1.01, including the Amendment, should be read together with the information included in the Company’s other filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and the June 2018 Form 10-Q.
Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, industry, financial condition, performance, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the exploration of strategic alternatives; the strategic and financial evaluation of our business; our corporate restructuring and cost savings plan and other strategies; and future financial performance, including our 2018 financial outlook; our ability to continue as a going concern, repay or refinance indebtedness and invest in initiatives; expectations about future business plans, prospective performance and opportunities, including potential acquisitions; future financial performance; revenues; segment metrics; operating expenses; market trends, including those in the markets in which we compete; liquidity; cash flows and uses of cash; dividends; capital expenditures; depreciation and amortization; impairment charges; tax payments; foreign currency exchange rates; hedging arrangements; our products and services; pricing; marketing plans; competition; settlement of legal matters; and the impact of accounting changes and other pronouncements. Potential factors that could affect such forward-looking statements include, among others, uncertainties associated with being able to identify, evaluate or complete any strategic alternative or strategic transaction; the impact of the announcement of our review of strategic alternatives, as well as any strategic alternative or strategic transaction that may be pursued, on our business, including our financial and operating results and our employees, suppliers and customers; our ability to implement and realize anticipated benefits from our corporate restructuring and cost savings plan and other initiatives; our ability to repay, refinance or restructure our outstanding debt, and the other factors disclosed in the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”), and our most recent Quarterly Report on Form 10-Q filed with the SEC, as updated from time to time in our subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, we undertake no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit	Description
10.1	Fourth Amendment to Credit Agreement, dated September 28, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD COMPANIES, INC.
Dated:	September 28, 2018	By:	/s/ Scott Levin
			Name:	Scott Levin
			Title:	Interim President and Chief Executive Officer